UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  August 23, 2007
(Date of earliest event reported)

                   Morgan Stanley Capital I Trust 2007-IQ15
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                         (Exact name of issuing entity)

                  Morgan Stanley Mortgage Capital Holdings LLC
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               (Exact name of sponsor as specified in its charter)

                      Principal Commercial Funding II, LLC
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               (Exact name of sponsor as specified in its charter)

                              Royal Bank of Canada
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               (Exact name of sponsor as specified in its charter)

                    Prudential Mortgage Capital Funding, LLC
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               (Exact name of sponsor as specified in its charter)

                          Morgan Stanley Capital I Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                  333-143623-03             13-3291626
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(State or other jurisdiction     (Commission File No.)     (IRS Employer
      of incorporation)                                     Identification No.)

          1585 Broadway, New York, New York                        10036
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       (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code  (212) 761-4000
                                                   -----------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.

      On August 23, 2007, a single series of mortgage pass-through certificates, entitled Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ15 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, and dated as of August 1, 2007, by and among Morgan Stanley Capital I Inc. (the "Registrant"), as depositor, Capmark Finance Inc. ("Capmark"), as a master servicer, Prudential Asset Resources, Inc. ("PAR"), as a master servicer and a special servicer, Centerline Servicing Inc. ("Centerline"), as a special servicer, U.S. Bank National Association ("U.S. Bank"), as paying agent, authenticating agent and certificate registrar, and Wells Fargo Bank, National Association ("Wells Fargo"), as trustee and custodian. The Certificates consist of 26 classes (each, a "Class") of Certificates, 7 of which Classes are designated as the "Class A-1 Certificates," the "Class A-1A Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-4 Certificates," the "Class A-M Certificates" and the "Class A-J Certificates" (collectively, the "Offered Certificates"); and 20 of which Classes are designated as the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the "Class P Certificates," the "Class X Certificates," the "Class EI Certificates," the "Class R-I Certificates," the "Class R-II Certificates" and the "Class R-III Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of 134 commercial or multifamily mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $2,053,605,662. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain Mortgage Loans (the "MSMCH Mortgage Loans") were acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC ("MSMCH") pursuant to the mortgage loan purchase agreement, dated as of August 1, 2007 (the "MSMCH Mortgage Loan Purchase Agreement"), between the Registrant and MSMCH. Certain Mortgage Loans (the "PCFII Mortgage Loans") were acquired by the Registrant from Principal Commercial Funding II, LLC ("PCFII") pursuant to the mortgage loan purchase agreement, dated as of August 1, 2007 (the "PCFII Mortgage Loan Purchase Agreement"), between the Registrant and PCFII. Certain Mortgage Loans (the "RBC Mortgage Loans") were acquired by the Registrant from Royal Bank of Canada ("RBC") pursuant to the mortgage loan purchase agreement, dated as of August 1, 2007 (the "RBC Mortgage Loan Purchase Agreement"), between the Registrant and RBC. Certain Mortgage Loans (the "Prudential Mortgage Loans") were acquired by the Registrant from Prudential Mortgage Capital Funding, LLC ("Prudential") pursuant to the mortgage loan purchase agreement, dated as of August 1, 2007 (the "Prudential Mortgage Loan Purchase Agreement"), between the Registrant and Prudential. Certain Mortgage Loans (the "NatCity Mortgage Loans") were acquired by the Registrant from National City Bank ("NatCity") pursuant to the mortgage loan purchase agreement, dated as of August 1, 2007 (the "NatCity Mortgage Loan Purchase Agreement"), between the Registrant and NatCity. The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to MSMCH, PCFII, RBC, Prudential and NatCity, was derived from the sale of Certificates by the Registrant to Morgan Stanley & Co. Incorporated ("MS&Co."), Greenwich Capital Markets, Inc. ("Greenwich"), Bear, Stearns & Co. Inc. ("Bear Stearns") and RBC Capital Markets Corporation ("RBCCM," and together with MS&Co., Greenwich and Bear Stearns, the "Underwriters") pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated August 9, 2007, between the Registrant and the Underwriters (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated August 9, 2007, between the Registrant and MS&Co. (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act). The net proceeds of the sale of the Offered Certificates and the Private Certificates were applied to the purchase of the Mortgage Loans from MSMCH, PCFII, RBC, Prudential and NatCity. On August 23, 2007, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for the transfer of such Mortgage Loans consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement (the "Prospectus Supplement"), dated August 9, 2007, supplementing the Prospectus, dated June 22, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). The Mortgage Loans will be serviced pursuant to the Pooling and Servicing Agreement and a primary servicing agreement or a sub-servicing agreement entered into in accordance with the terms of the Pooling and Servicing Agreement, including without limitation, the Primary Servicing Agreement (the "Principal Primary Servicing Agreement"), dated August 1, 2007, between Capmark, as master servicer, and Principal Global Investors, LLC ("PGI"), as primary servicer of the PCFII Mortgage Loans, and the Subservicing Agreement (the "Capstone Primary Servicing Agreement"), dated August 1, 2007, between Capmark, as master servicer and Capstone Realty Advisors, LLC ("Capstone"), as Sub-Servicer of the NatCity Mortgage Loans. PGI is an affiliate of the PCFII and Capstone is an affiliate of NatCity as described in the Prospectus Supplement.

      Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 9.01.  Financial Statements and Exhibits.

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits


Item 601(a) of
Regulation S-K
Exhibit No.     Description
-----------     -----------

(1.1) Underwriting Agreement, dated August 9, 2007, by and among the Registrant, MS&Co., Bear Stearns, RBCCM, and Greenwich relating to the sale of the Offered Certificates by the Registrant to the Underwriters.

(4.1) Pooling and Servicing Agreement, dated as of August 1, 2007, by and among the Registrant, as depositor, Capmark, as a master servicer, PAR, as a master servicer and a special servicer, Centerline, as a special servicer, U.S. Bank, as paying agent, authenticating agent and certificate registrar, and Wells Fargo Bank, as trustee and custodian.

(99.1) Mortgage Loan Purchase Agreement, dated as of August 1, 2007, between the Registrant and Morgan Stanley Mortgage Holdings LLC.

(99.2) Mortgage Loan Purchase Agreement, dated as of August 1, 2007, between the Registrant and Principal Commercial Funding II, LLC.

(99.3) Mortgage Loan Purchase Agreement, dated as of August 1, 2007, between the Registrant and Royal Bank of Canada.

(99.4) Mortgage Loan Purchase Agreement, dated as of August 1, 2007, between the Registrant and Prudential Mortgage Capital Funding, LLC.

(99.5) Mortgage Loan Purchase Agreement, dated as of August 1, 2007, between the Registrant and National City Bank.

(99.6) Primary Servicing Agreement, dated August 1, 2007, between Capmark and PGI, relating to the PCFII Mortgage Loans.

(99.7) Subservicing Agreement, dated August 23, 2007, between Capmark and Capstone, relating to the NatCity Mortgage Loans.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORGAN STANLEY CAPITAL I INC.

Date: August 30, 2007

                                   By: /S/ Anthony Sfarra
                                      ----------------------
                                   Name:   Anthony Sfarra
                                   Title:  Vice President

                                  Exhibit Index
                                  -------------

Item 601(a) of
Regulation S-K                                           Paper (P) or
Exhibit No.     Description                              Electronic (E)
-----------     -----------                              --------------

1.1             Underwriting Agreement                   E

4.1             Pooling and Servicing Agreement          E

99.1            MSMCH Mortgage Loan Purchase Agreement   E

99.2            PCFII Mortgage Loan Purchase Agreement   E

99.3            RBC Mortgage Loan Purchase Agreement     E

99.4            Prudential Mortgage Loan Purchase        E
                Agreement

99.5            NatCity Mortgage Loan Purchase Agreement E

99.6            Principal Primary Servicing Agreement    E

99.7            Capstone Primary Servicing Agreement     E